SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): July 11, 2003
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                        Greenville First Bancshares, Inc.
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               (Exact Name of Registrant as Specified in Charter)




 South Carolina                333-83851                       58-2459561
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(State or Other           (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                             Identification
Incorporation)                                              Number)




                    112 Haywood Road, Greenville, S.C. 29607
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                    (Address of Principal Executive Offices)




       Registrant's Telephone Number, including area code: (864) 679-9000
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Item 9. Regulation FD Disclosure.

On July 11, 2003, Greenville First Bancshares, Inc., holding company for Greenville First Bank, NA, issued a press release announcing its financial results for the second quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.

Pursuant to interim guidance issued by the Securities and Exchange Commission relating to Item 12 filing requirements, the Company has furnished the information required by Item 12 under Item 9 herein.




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


                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GREENVILLE FIRST BANCSHARES, INC.



                                            By:  /s/James M. Austin,III
                                               -------------------------------
                                            Name:    James M. Austin, III
                                            Title:   Chief Financial Officer

Dated: July 15, 2003






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